UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 29, 2016, in connection with the expiration of its universal shelf registration statement on Form S-3 (File No. 333-190191) that was filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2013 (the “2013 Registration Statement”), Blackstone Mortgage Trust, Inc. (the “Company”) filed a new universal shelf registration statement on Form S-3 (File No. 333-212769) (the “2016 Registration Statement”), which became immediately effective upon filing. In connection with the filing of the 2016 Registration Statement, the Company also filed with the SEC the following prospectus supplements relating to the Company’s existing “at the market offering” program (the “ATM Program”) and Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), both of which were previously registered under the 2013 Registration Statement:

(i) A prospectus supplement (the “DRIP Prospectus Supplement”) covering the sale of up to 9,998,585 shares of the Company’s class A common stock, par value $0.01 per share (the “Common Stock”) under the Plan. The Plan is designed to provide the Company’s existing stockholders and interested new investors with a method of purchasing the Common Stock and investing all or a percentage of their cash dividends in additional shares of Common Stock. The DRIP Prospectus Supplement continues the Plan previously covered by a prospectus supplement that was filed by the Company with the SEC on March 25, 2014 under the 2013 Registration Statement.

(ii) A prospectus supplement (the “ATM Prospectus Supplement”) covering the offering of shares of Common Stock that remain unsold under the ATM Program pursuant to the Company’s continuous equity distribution program. Sales of the shares of Common Stock under the ATM Program, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange. The shares that may be sold under the ATM Program have an aggregate offering price of up to $200,000,000. Prior to the date of the ATM Prospectus Supplement, the Company had already sold shares of Common Stock having an aggregate offering price of $11,407,808 under the ATM Program, resulting in shares of Common Stock having an aggregate offering price of up to $188,592,192 remaining available for sale thereunder. The ATM Prospectus Supplement continues the ATM Program previously covered by a prospectus supplement that was filed by the Company with the SEC on May 9, 2014 under the 2013 Registration Statement.

Also in connection with the filing of the 2016 Registration Statement, on July 29, 2016, the Company entered into separate amendments to each of the four Equity Distribution Agreements (as amended, collectively, the “Equity Distribution Agreements”) previously entered into by the Company on May 9, 2014 with each of Citigroup Global Markets Inc., JMP Securities LLC, Keefe, Bruyette & Woods, Inc. and Wells Fargo Securities, LLC (each, a “Sales Agent”) in connection with the ATM Program. The amendments reflect that, amongst other things, following the date thereof, the shares of Common Stock issued under the ATM Program will be issued pursuant to the 2016 Registration Statement and the ATM Prospectus Supplement, rather than the 2013 Registration Statement and the Company’s prior prospectus supplement filed in connection with the ATM Program. A form of the amendment to the Equity Distribution Agreements is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Attached as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K are copies of the opinion of Venable LLP regarding certain Maryland law matters, including the validity of the Common Stock offered pursuant to the DRIP Prospectus Supplement and the ATM Prospectus Supplement, respectively. Attached as Exhibit 8.1 to this Current Report on Form 8-K is a copy of the opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters in connection with the DRIP Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

1.1	Form of Amendment No. 1 to Equity Distribution Agreement, dated July 29, 2016, by and among the Company, BXMT Advisors L.L.C. and each of the Sales Agents.

5.1	Opinion of Venable LLP.

5.2	Opinion of Venable LLP.

8.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: July 29, 2016
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Head of Legal and Compliance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Amendment No. 1 to Equity Distribution Agreement, dated July 29, 2016, by and among the Company, BXMT Advisors L.L.C. and each of the Sales Agents.

5.1	Opinion of Venable LLP.

5.2	Opinion of Venable LLP.

8.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 8.1).